UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) November 18, 2014

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Results of Operations and Financial Condition.

On November 18, 2014, the Company filed a Current Report on Form 8-K that contained presentation slides that were previously posted on its website (the “Original Slides”). Revised slides have been posted to the Company’s website and the revised slide presentation is attached hereto as Exhibit 99.1 (the “Revised Slides”).

Slide numbers 5 and 8 in the presentation have been modified. In slide 5 of the Revised Slides, the pictures under the PM caption have been changed as the earlier pictures were not PM products. In slide 8 of the Revised Slides, the “2014E” column has been deleted as it was erroneously included in the Original Slides. A column showing pro forma revenue for 2013 has been added including the two Company’s previously disclosed pending transactions related to PM and ASV. The previous information regarding 2014 was included by error, and does not represent the Company’s expectations as to 2014 results. This previous information should not be relied upon as it was not intended to be, and is not to be considered as, guidance as to the Company’s 2014 revenues. The “2015E” and “2016E” columns have also been revised. The 2015E and 2016E columns are included to illustrate potential revenues assuming certain growth rates and the completion of the two pending transactions. Again, this information is for illustrative purposes and is not intended to be, and should not be viewed as, guidance as to the Company’s future revenues.

The information under Item 7.01 in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination by the Company that the information under Item 7.01 in this Current Report on Form 8-K is complete or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

99.1 Manitex International, Inc. revised slide presentation posted on Company website November 19, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ DAVID GRANSEE
Name:	David Gransee
Title:	VP & CFO

Date: November 19, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Manitex International, Inc. revised slide presentation posted on company website November 19, 2014.